ORDINARY SHARES	6 Months Ended
Jun. 30, 2025
ORDINARY SHARES
ORDINARY SHARES

10. ORDINARY SHARES

On August 23, 2022, the Company announced a plan to implement share repurchases pursuant to the stock repurchase program previously authorized by its board of directors. Under the stock repurchase program, the Company and its senior management may purchase up to $40 million of its ordinary shares in the form of ADSs in aggregate. In August 2023, the Company’s board of directors authorized the renewal of the stock repurchase program, which the Company refers to as the 2023 Stock Repurchase Program. Under the 2023 Stock Repurchase Program, the Company may repurchase up to $40 million of its ordinary shares in the form of ADSs in aggregate, for a 12-month period. The 2023 Stock Repurchase Program became effective on August 15, 2023. For the six months ended June 30, 2024, the Company repurchased 413,214 ordinary shares, equivalents to 179,658 ADSs, in an aggregate amount of approximately $0.3 million under the authorized stock purchase program. No shares were repurchased during the six months ended June 30, 2025. These repurchased shares are considered not outstanding and therefore were accounted for under the cost method and includes such treasury stock as a component of the shareholder’s equity. The Company’s board of directors has not, and does not intend, to renew the stock repurchase program.

For the six months ended June 30, 2025 and 2024, 655,683 and 2,099,311 shares of treasury stock were used for the issuance of ordinary shares for vesting of restricted share units (“RSUs”), respectively. As of June 30, 2025 and 2024, 5,965,551 and 6,773,970 ordinary shares were recorded as treasury stock, respectively.